Exhibit 23


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectuses of our report dated January 27, 1999, with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1998:


          Registration Statement Number                     Description
          -----------------------------                     -----------
                    33-40433                  Form S-3, pertaining to the private placement of 900,000
                                                  shares of the Company's common stock in May,
                                                  1991.

                    33-47296                  Form S-8, pertaining to the Company's Stock Purchase
                                                  and Loan Plan.

                    33-48000                  Form S-8, pertaining to the Company's Stock Option
                                                  Plan.

                    33-58201                  Form S-8, pertaining to the Employee's Stock Purchase
                                                  Plan.

                    33-64275                  Form S-3, Shelf Registration Statement, pertaining to the
                                                  registration of $462.3 million of Common Stock, Preferred
                                                  Stock and Debt Securities.

                   333-11207                  Form S-3, Shelf Registration Statement, pertaining to the
                                                  private placement of 1,679,840 shares of the Company's
                                                  Common Stock in August, 1996.

                   333-15133                  Form S-3, pertaining to the Company's Dividend Reinvestment and Stock Purchase Plan.

                   333-27221                  Form S-3, Shelf Registration Statement, pertaining to the
                                                  registration of $600 million of Common Stock,
                                                  Preferred Stock and Debt Securities.

                   333-32829                  Form S-8, pertaining to the Company's Stock Purchase
                                                  and Loan Plan.

                   333-42691                  Form S-8, pertaining to the Company's Stock Option Plan.

                   333-44463                  Form S-3, pertaining to the Company's Dividend Reinvestment and Stock Purchase Plan.

                   333-48557                  Form S-3, Shelf Registration Statement, pertaining to the
                                                  private placement of 104,920 shares of Common Stock
                                                  and 104,920 rights to purchase Series C Junior
                                                  Participating Redeemable Preferred Stock.

                    333-53401                 Form S-3, Shelf Registration Statement, pertaining to the
                                                  private placement of 1,528,089 shares of Common
                                                  Stock and 1,528,089 rights to purchase Series C
                                                  Junior Participating Redeemable Preferred Stock.

                    333-64281                 Form S-3, Shelf Registration Statement, pertaining to the
                                                  private placement of 849,498 shares of Common
                                                  Stock and 849,498 rights to Purchase Series C
                                                  Junior Participating, Redeemable Preferred Stock.

                    333-72885                  Form S-3, Shelf Registration Statement, pertaining to the
                                                  private placement of 130,416 shares of Common
`                                                 Stock and 130,416 rights to purchase Series C Junior
                                                  Participating Redeemable Preferred Stock.


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                                             Ernst & Young LLP


Richmond, Virginia
March 12, 1999